Exhibit 99.1

CONSENT OF DUFF & PHELPS

We consent to the inclusion in this Registration Statement of TradeUP Global Corporation on Form F-4 of our fairness opinion dated September 28, 2021.

Duff & Phelps, A Kroll Business

Kroll, LLC

October 21, 2021